John Hancock Investment Trust

John Hancock ESG All Cap Core Fund

Supplement dated December 10, 2020 to the current Summary Prospectus, as may be supplemented (the “Summary Prospectus”)

At its meeting held on December 8 – 10, 2020, the Board of Trustees (the “Board”) of John Hancock Investment Trust (the “Trust”), of which John Hancock ESG All Cap Core Fund (“ESG All Cap Core Fund”) is a series, voted to recommend that the shareholders of ESG All Cap Core Fund approve a reorganization, that is expected to be tax-free, of ESG All Cap Core Fund into John Hancock ESG Large Cap Core Fund (“ESG Large Cap Core Fund” and, together with ESG All Cap Core Fund, the “Funds”), also a series of the Trust, as described below (the “Reorganization”). Shareholders of record as of February 4, 2021, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held telephonically on or about April 9, 2021, ESG All Cap Core Fund would transfer all of its assets to ESG Large Cap Core Fund in exchange for corresponding shares of ESG Large Cap Core Fund. ESG Large Cap Core Fund would also assume substantially all of ESG All Cap Core Fund’s liabilities. The corresponding shares of ESG Large Cap Core Fund would then be distributed to ESG All Cap Core Fund’s shareholders, and ESG All Cap Core Fund would be terminated. If approved by ESG All Cap Core Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 16, 2021 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about March 5, 2021.

ESG All Cap Core Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. ESG All Cap Core Fund will not accept orders from new investors to purchase shares of ESG All Cap Core Fund, effective as of the close of business on February 3, 2021. However, discretionary fee-based advisory programs that include ESG All Cap Core Fund as an investment option as of the close of business on February 3, 2021, may continue to make ESG All Cap Core Fund shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of ESG All Cap Core Fund.

To satisfy an Internal Revenue Service requirement, ESG All Cap Core Fund hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to ESG All Cap Core Fund’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding ESG All Cap Core Fund or ESG Large Cap Core Fund, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291 (Class A and Class C) and 888-972-8696 (Class I and Class R6). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.